[EXECUTION] AMENDMENT NO. 1 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of October 16, 2018 (this "Amendment No. 1"), is by and among EHEALTH, INC., a Delaware corporation ("eHealth" or "Holdings"), EHEALTHINSURANCE SERVICES, INC., a Delaware corporation ("eHealth Insurance"), WEALTH, HEALTH AND LIFE ADVISORS, LLC, a Texas limited liability company ("GoMedigap" and together with eHealth and eHealth Insurance, individually and collectively, the "Borrower"), PLANPRESCRIBER, INC., a Delaware corporation ("PlanPrescriber" or "Guarantor"), ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, including any successor thereto, the "Administrative Agent"), and each lender from time to time party to the Credit Agreement (collectively, the "Lenders" and individually, a "Lender"). WITNESSETH: WHEREAS, Administrative Agent, Lenders, Borrower, Guarantor and others have entered into financing arrangements pursuant to which Lenders ( or Administrative Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Credit Agreement, dated as of September 17, 2018 ( as the same now exists, the "Credit Agreement") and the other Loan Documents; WHEREAS, Borrower and Guarantor have requested that Lenders agree to make certain amendments to the Credit Agreement and the Security Agreement, and Lenders are willing to agree to make such amendments, subject to the terms and on the conditions set forth herein; WHEREAS, by this Amendment No. 1, Administrative Agent, Lenders, Borrower and Guarantor intend to evidence such amendments; NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows: 1. Definitions. (a) Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions: (i) "Amendment No. 1" shall mean Amendment No. l to Credit Agreement dated as of October 16, 2018 by and among Borrower, Guarantor, Administrative Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced. (ii) "Amendment No. 1 Effective Date" means the date on which all conditions precedent to the effectiveness of Amendment No. 1 have been satisfied. (iii) "Excluded Securities Account" means the securities account of eHealth Insurance maintained with Silicon Valley Bank bearing account number ending in SV388, but only if the aggregate value of all assets held in, or credited to, such account does not exceed $30,000 at any time. (iv) "Weekly Borrowing Base Certificate" shall have the meaning specified in Section 7.4(b). 5451405.4

(b) Interpretation. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including, but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. I. 2. Section 7.4(b) of Credit Agreement (Borrowing Base Certificate). Section 7.4(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following: "(b) At any time during the continuance of a Cash Dominion Period the Borrower shall, and at any other time the Borrower may, furnish the Administrative Agent with a Borrowing Base Certificate calculated as of the close of business on the last day of the immediately preceding calendar week, on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day), duly completed and executed by a Responsible Officer of a Borrower (such certification, a "Weekly Borrowing Bast: Certificate"); provided, that, the delivery of Weekly Borrowing Base Certificates shall continue for not less than four (4) consecutive weeks following the end of any Cash Dominion Period ( or, in any case where the Borrower has elected to deliver a Weekly Borrowing Base Certificate when no Cash Dominion Period is continuing, for no less than four (4) consecutive weeks)." 3. Section 8.11 of Credit Agreement (Cash Receipts). Section 8.1 l(a) and (b) of the Credit Agreement is hereby amended by deleting the phrase "thirty (30) days" from each place it appears in such Section and replacing it with "forty five (45) days". 4. Schedule 8.14 to Credit Agreement (Post-Closing Deliverables). Schedule 8.14 to the Credit Agreement is hereby amended by (a) deleting Section 4 of such Schedule in its entirety and replacing it with "4. [Intentionally Deleted]" and (b) deleting the phrase "thirty (30) days" from each place it appears in such Schedule and replacing it with "forty five (45) days". 5. Section 3.04(b)(ii) of Security Agreement (Investment Property). Section 3.04(b)(ii) of the Security Agreement is hereby amended by deleting the parenthetical phrase "(other than Excluded Equity Interests)" and replacing it with "(other than Excluded Equity Interests and the Excluded Securities Account)". 6. Representations and Warranties. Each Loan Party, jointly and severally, represents and warrants to the Agents and the Lenders as follows: (a) Each of this Amendment No. 1 and the other documents, agreements and instruments executed by any Loan Party in connection herewith, if any ( collectively, together with this Amendment No. 1, the "Amendment Documents") has been duly executed and delivered by each Loan Party that is a party hereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by Debtor Relief Laws, principles of equity and principles of good faith and fair dealing. (b) The execution, delivery, and performance by such Loan Party of each Amendment Document to which it is a party do not and will not (i) contravene the te1ms of such Loan Party's Constituent Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Loan Party ( other than as permitted by Section 9 .1 of the Credit Agreement) under (A) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation could not rt::asonably be expected to have, individually or in the aggregate, a 5451405.4 2

Material Adverse Effect. ( c) The execution, delivery, and performance by each Loan Party of each Amendment Document to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. ( d) The execution, delivery and performance by each Loan Party of each Amendment Document to which it is a party and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect. ( e) No Default or Event of Default shall have occurred and is continuing. (f) All of the representations and warranties set forth in the Credit Agreement and the Security Agreement as amended hereby, and the other Loan Documents, are true and correct in all material respects after giving effect to the provisions of this Amendment No. 1, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date ( except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified by materiality in the text thereof). 7. Conditions Precedent. This Amendment No. 1 shall be effective upon the satisfaction of each of the following conditions precedent: (a) Administrative Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrower, Guarantor and Requisite Lenders; and (b) No Default or Event of Default shall have occurred and be continuing. 8. General. (a) Effect of this Amendment. Except as expressly provided herein, no other consents, waivers, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. (b) Governing Law. The validity of this Amendment No. 1, the construction, interpretation, and enforcement hereof and thereof, the rights of the parties hereto with respect to all matters arising hereunder or related hereto, and any claims, controversies or disputes arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York. (c) Binding Effect. This Amendment No. 1 shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto. ( d) Counterparts, etc. This Amendment No. 1 may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment No. 1. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an 5451405.4 3 original execute:d counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment No. 1 but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1. ( e) Loan Document. This Amendment No. 1 shall be a Loan Document. 5451405.4 4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written. E~)NC. By: AND LIFE ADVISORS, LLC :/~-~_,J...._ ____ ~· / --"~ Name: yeu.:,~ F"Cw.Jl-ti":::,. Title: ~-:j~ Amendment No. l to Credit Agreement (eHeallh)

ROYAL BANK OF CANADA,
as Administrative Agent

By: ______________________
Name: **Helena Sadowski**
Title: Manager, Agency

Amendment No. 1 to Credit Agreement (eHealth)

ROY AL BANK OF CANADA, as Lender By: Name: Farhan Lodhi Title: Attorney fn Fact By: Name: Anna Bernat Title: Attorney ln Fact Amendment No, I to Credit Agreement (eHealth)